UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2008

KENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-7986	75-1695953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Pennbrook Road
P.O. Box 97
Far Hills, New Jersey	07931
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 766-7221

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company today announced the resignation of M. Michael Witte, as Director of the Company effective September 30, 2008.  Mr. Witte had served as a Director of the Company since 1986.

The Company also announced that on October 6, 2008, Dr. James L. Bicksler was elected a Director of the Company.  Dr. Bicksler has been a Professor of Finance and Economics, Rutgers Business School, Rutgers, the State University of New Jersey, since 1969 as well as a Director of Kent International Holdings, Inc. from 1998 through September 30, 2008.

Item 9.01       Financial Statements and Exhibits

Exhibit 7.01	Press release dated October 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kent Financial Services, Inc.

October 6, 2008	By:	/s/ Bryan P. Healey
Name: Bryan P. Healey
Title: Chief Financial Officer